UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 16, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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        NEVADA                        000-32877                 04-3562325
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On January 16, 2007, we received a letter from Burton C. Firtel, one of our directors, notifying us of Mr. Firtel's resignation from the Board of Directors of Pro-Pharmaceuticals, Inc. effective immediately. A copy of Mr. Firtel's resignation letter is filed herewith as Exhibit 17.1.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

            17.1 Letter of Burton C. Firtel to David Platt, Chief Executive Officer of Pro-Pharmaceuticals, Inc., dated January 11, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRO-PHARMACEUTICALS, INC.

Date: January 16, 2007                  By: /s/ David Platt
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                                                        David Platt
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number          Exhibit
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17.1            Letter of Burton C. Firtel to David Platt, Chief Executive
                Officer of Pro-Pharmaceuticals, Inc., dated January 11, 2007